                                                                  Exhibit 23.1







                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-46170 and No. 33-62357) of TAB Products Co. Tax Deferred Savings Plan of our report dated November 17, 2000, relating to the financial statements and schedule that appear in this Form 11-K.

                                                   MOHLER, NIXON & WILLIAMS
                                                   Accountancy Corporation


Campbell, California
November 27, 2000